UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

GENMARK DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34753	27-2053069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5964 La Place Court Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)

760-448-4300

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 7, 2017, GenMark Diagnostics, Inc. (the “Company”) entered into a fourth amendment (the “Amendment”) to its Loan and Security Agreement (the “Agreement”) with Solar Senior Capital Ltd. (as successor-in-interest to General Electric Capital Corporation), and the financial institutions that are or become parties to the Agreement as lenders. Pursuant to the Amendment, the parties to the Agreement adjusted the date by which the Company must satisfy the funding requirements in respect of Term Loan C (as defined in the Agreement). In addition, the parties agreed to extend the interest-only period in respect of amounts borrowed under the Agreement until June 15, 2017; provided that the Company may extend the interest-only period until August 1, 2017, and subsequently to March 1, 2018, subject in each case to the satisfaction of certain conditions.

As previously reported, on June 9, 2017, the Company notified the Lenders of its intent to borrow an additional $15,000,000 pursuant to the terms of the Agreement (“Term Loan C”), following the Company’s receipt of 510(k) market clearance from the United States Food and Drug Administration for its ePlex instrument and Respiratory Pathogen (RP) Panel. The Company expects to receive the proceeds from Term Loan C on June 13, 2017.

The foregoing description of the terms of the Amendment is qualified in its entirety by reference to the text of such document, a copy of which will be filed in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”), with portions omitted and filed separately with the SEC pursuant to a request for confidential treatment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENMARK DIAGNOSTICS, INC.

Date: June 13, 2017	/s/ Eric Stier
Eric Stier
Senior Vice President, General Counsel and Secretary